PRUDENTIAL JENNISON MID-CAP GROWTH FUND, INC.

Supplement dated December 14, 2012
to the Statement of Additional Information (“SAI”) dated October 31, 2012

The table contained in Part I of the SAI entitled Management and Advisory Arrangements - Additional Information About Portfolio Manager—Other Accounts And Ownership Of Fund Securities is hereby corrected by including information relating to Mr. Mullman’s ownership of Fund securities which was erroneously omitted.

For convenience, the table is reprinted below, including the “Ownership of Fund Securities” pertaining to Mr. Mullman.

Portfolio Manager Other Account Information
Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts*	Ownership of Fund Securities
John P. Mullman	5/$4,297,759,000**	4/$739,453,000** 1/$5,114,000***	17/$1,704,414,000**	$500,001 - $1,000,000

*Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

**Excludes performance fee accounts.

***The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.

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